Exhibit 8

Name of Company	Country of Incorporation
American Commonwealth Assurance Co. Ltd.	Bermuda
Arabian Hotel Management Co. LLC	Oman
Asia Pacific Holdings Limited	England
Avendra LLC	Delaware, USA
Barclay Operating Corp.	New York, USA
BBJV Investments Limited	England
BHMC Canada Inc.	Canada
BHR Holdings B.V.	The Netherlands
BHR Luxembourg S.A.R.L.	Luxembourg
BHR Overseas (Finance) B.V.	The Netherlands
BHR Overseas (Finance) B.V. — Austrian Branch	The Netherlands
BHR Pacific Holdings, Inc.	Delaware, USA
BHR Services (France) S.A.S.	France
BHR US Holdings B.V.	The Netherlands
BHTC Canada Inc.	Canada
Brascan Imobiliaria Hotelaria e Turismo S.A.	Brazil
Bristol Oakbrook Tenant Company	Delaware, USA
C.A. Hotel Guayana	Venezuela
Café Biarritz	Texas, USA
Canabolas Caravan Motel Pty Ltd.	Australia
CDC San Francisco LLC	Delaware & California
Centrum Finance (Guernsey) Ltd.	Channel Islands
China Hotel Investment Ltd	Barbados
Compania Hotelera Nuevos Horizontes	Venezuela
Compania Inter-Continental de Hoteles El Salvador S.A.	Venezuela
Cooper Leasing Company Ltd	England
Corporacion Turistica Real	BVI San Salvador
Crowne Plaza (Asia Pacific) Ltd.	Hong Kong
Crowne Plaza Amsterdam (Management) BV	The Netherlands
Crowne Plaza LLC	North Carolina, USA
Culross Finance Ltd.	Cayman
Delta Hotels Limited	Scotland
Dessarrolladora Holiday Inn, S.A. de C.V.	Mexico
Edinburgh IC Limited	England
Emerald Bay Hotel Co. Ltd	Thailand
EMERO BV	The Netherlands
General Innkeeping Acceptance Corporation	Tennessee, USA
Gestion Hotelera Gestel, C.A.	Venezuela
Golden Prague Hotel Services s.r.o.	Czech Republic
Grand Hotel du Congo SZARL	Rep of Congo, Zaire
Grand Hotel Inter-Continental Paris SNC	France
Guangzhou SC Hotels Services Ltd.	China
H.I (Burswood) Pty Ltd.	Australia
H.I (Burswood) Trust	Australia
H.I. (Newcastle) Pty Ltd.	Australia

Name of Company	Country of Incorporation
H.I. Mexicana Servicios, SA de CV	Mexico
H.I. Sara Hospitality Sdn Bhd	Malaysia
H.I. Soaltee Hotel Co. (P) Ltd.	Hong Kong
H.I. Soaltee Management Company Ltd	Hong Kong
H.I. Sugarloaf LLC	Georgia, USA
Hale International Ltd.	British Virgin Islands
HC International Holdings, Inc.	Delaware, USA
HH France Holdings SARL	France
HH Hotels (EMEA) BV	The Netherlands
HH Hotels (EMEA) BV — Egyptian Branch	Egypt
HH Hotels (EMEA) BV — Russian Branch	Russia
HH Hotels (Romania) SRL	Romania
HH Hotels Tunisia SARL	Tunisia
HI (Ireland) Ltd.	Eire
HI Hotels Australia Trust	Australia
HIA (T) Pty Ltd.	Australia
HIA, Inc.	Tennessee, USA
HIM (Aruba) NV	Aruba
Holiday Hospitality Franchising, Inc.	Delaware, USA
Holiday Inn Cairns Pty Ltd.	Australia
Holiday Inn Mexicana S.A.	Mexico
Holiday Inns (Beijing) Ltd.	Hong Kong
Holiday Inns (Casablanca) Ltd	Hong Kong
Holiday Inns (China) Ltd.	Hong Kong
Holiday Inns (Chongging), Inc.	Tennessee, USA
Holiday Inns (Courtalin) Holdings SAS	France
Holiday Inns (Courtalin) SAS	France
Holiday Inns (Crowne Plaza Beijing), Inc.	US
Holiday Inns (Downtown Beijing) Ltd.	Hong Kong
Holiday Inns (Eindhoven) BV	The Netherlands
Holiday Inns (England) Ltd.	England
Holiday Inns (Germany) LLC	Tennessee, USA
Holiday Inns (Germany) LLC — German Branch	Germany
Holiday Inns (Guangzhou), Inc.	Tennessee, USA
Holiday Inns (Jamaica) Inc.	Tennessee, USA
Holiday Inns (Jamaica) Inc. — Jamaica Branch	Jamaica
Holiday Inns (Korea) Ltd.	Hong Kong
Holiday Inns (Macau) Ltd.	Hong Kong
Holiday Inns (Malaysia) Ltd.	Hong Kong
Holiday Inns (Middle East) Ltd.	Hong Kong
Holiday Inns (Nepal) Ltd.	Hong Kong
Holiday Inns (Philippines), Inc.	Tennessee, USA
Holiday Inns (Philippines), Inc. — Philippines Branch	Philippines
Holiday Inns (Saudi Arabia), Inc.	Tennessee, USA
Holiday Inns (Shanghai) Ltd.	Hong Kong
Holiday Inns (South East Asia) Inc.	Tennessee, USA
Holiday Inns (South East Asia) Inc. — Singapore Branch	Singapore
Holiday Inns (Suisse) SA	Switzerland

Name of Company	Country of Incorporation
Holiday Inns (Thailand) Ltd.	Hong Kong
Holiday Inns (The Netherlands) Inc.	Tennessee, USA
Holiday Inns (The Netherlands) Inc. — Dutch Branch	The Netherlands
Holiday Inns (UK), Inc.	Tennessee, USA
Holiday Inns (UK), Inc. — Malta Branch	Malta
Holiday Inns (UK), Inc. — UK Branch	England
Holiday Inns (Urumqi) Ltd.	Hong Kong
Holiday Inns (Xiamen) Ltd.	Hong Kong
Holiday Inns Australia Pty Ltd.	Australia
Holiday Inn (Birmingham Airport) Ltd	England
Holiday Inns Crowne Plaza (Hong Kong), Inc.	Tennessee, USA
Holiday Inns de Espana S.A.	Spain
Holiday Inns Holdings (Australia) Pty Ltd.	Australia
Holiday Inns Inc.	Delaware, USA
Holiday Inns Investment (Nepal) Ltd.	Hong Kong
Holiday Inns Mexico Holdings, Inc.	Kentucky, USA
Holiday Inns of America (UK) Ltd.	England
Holiday Inns of Belgium NV	Belgium
Holiday Inns of Belgium NV — Swedish Branch	Sweden
Holiday Pacific Equity Corporation	Delaware, USA
Holiday Pacific LLC	Delaware, USA
Holiday Pacific Partners, LP	Delaware, USA
Hospitality Network Corporation	Japan
Hotel del Lago C.A.	Venezuela
Hotel Forum Ltd.	England
Hotel Inter-Continental London Ltd.	England
Hotel InterContinental London (Holdings) Limited	England
Hoteles Estelar de Colombia S.A.	Colombia
Hoteles Y Centros Especializados S.A.	Mexico
Hoteles Y Turismo HIH Srl	Venezuela
IC Central Park South LLC	New York, USA
IC International Hotels Limited Liability Company	Russia
IC US (Holdings) LP	Delaware, USA
IHC (Thailand) Ltd.	Thailand
IHC Buckhead LLC	Georgia, USA
IHC Edinburgh (Holdings) Ltd.	England
IHC Hopkins (Holdings) Corp.	Delaware, USA
IHC Hotel Ltd.	England
IHC Inter-Continental (Holdings) Corp.	Delaware, USA
IHC London (Holdings) Ltd.	England
IHC May Fair (Holdings) Ltd.	England
IHC May Fair Hotel Ltd.	England
IHC M-H (Holdings) Corp.	Delaware, USA
IHC Overseas (U.K.) Ltd.	England
IHC UK (Holdings) Ltd	England
IHC United States (Holdings) Corp.	New York, USA
IHC Willard (Holdings) Corp.	Delaware, USA
IHG (Australasia) Limited	Singapore

Name of Company	Country of Incorporation
IHG ANA Hotels Group Japan LLC	Japan
IHG ANA Hotels Holdings Co.	Japan
IHG Bangkok Limited	BVI
IHG Cyprus Limited	Cyprus
IHG ECS (Barbados) SRL	Barbados
IHG Franchising Brasil Ltda	Brazil
IHG Franchising DR Corporation	Delaware, USA
IHG Franchising DR Corporation — Dominican Republic Branch	Delaware, USA
IHG Franchising LLC	Delaware, USA
IHG Holdings (Australia) Pty Limited	Australia
IHG Hotels (New Zealand) Limited	New Zealand
IHG Hotels Management (Australia) Pty Limited	Australia
IHG IT Services (India) Private Limited	India
IHG Japan (Management) LLC	Japan
IHG Management (Maryland) LLC	Delaware, USA
IHG Management (Netherlands) B.V.	The Netherlands
IHG (Marseille) SAS	France
IHG Nominees (Australia) Pty Ltd	Australia
IHG Operations (NZ) Limited	New Zealand
IHG Queenstown Limited	New Zealand
IHG Systems Pty Ltd	Australia
IHG Szalloda Budapest Szolgaltato Kft	Hungary
IHG (Victoria Park) Pty Ltd	Australia
Illinois Hotels Corp.	Delaware, USA
IND East Village SD Holdings LLC	Delaware & California, USA
Insurance Resource Services, Inc.	Delaware, USA
InterContinental (Branston) 1 Ltd	England
Inter-Continental Central Park South LLC	New York, USA
Inter-Continental D.C. Operating Corp.	Delaware, USA
Inter-Continental Europe Finance BV	The Netherlands
Inter-Continental Europe Holdings BV	The Netherlands
Inter-Continental Florida Investment Corp.	Delaware, USA
Inter-Continental Florida Partner Corp.	Delaware, USA
InterContinental Gestion Hotelera S.L.	Spain
InterContinental Hong Kong Ltd.	Hong Kong
Intercontinental Hospitality Corporation	Delaware, USA
InterContinental Hotelbetriebsfuhrungs GmbH	Austria
Inter-Continental Hotel Investment (S) Pte. Ltd.	Singapore
InterContinental Hoteleira Limitada	Brazil
Inter-Continental Hotels (Montreal) Operating Corp.	Quebec, Canada
Inter-Continental Hotels (Montreal) Owning Corp.	Quebec, Canada
Inter-Continental Hotels (Overseas) Ltd.	England
InterContinental Hotels (Puerto Rico) Inc	Puerto Rico
Inter-Continental Hotels (Singapore) Pte. Ltd.	Singapore
Inter-Continental Hotels Corporation	Delaware, USA
Inter-Continental Hotels Corporation — Cairo Branch	Egypt
Inter-Continental Hotels Corporation — Jordan Branch	Jordan

Name of Company	Country of Incorporation
Inter-Continental Hotels Corporation — Malta Branch	Malta
Inter-Continental Hotels Corporation — Philippines Branch	Philippines
Inter-Continental Hotels Corporation — Poland Branch	Poland
Inter-Continental Hotels Corporation — Portugal Branch	Portugal
Inter-Continental Hotels Corporation — Tel Aviv Branch	Israel
Inter-Continental Hotels Corporation de Venezuela C.A.	Venezuela
Intercontinental Hotels Corporation Limited	Bermuda
Intercontinental Hotels Corporation Limited — Egypt Branch	Egypt
Intercontinental Hotels Corporation Limited — Saudi Branch	Saudi
Inter-Continental Hotels Corporation Pty Ltd.	Australia
InterContinental Hotels Group (Asia Pacific) Pte Ltd	Singapore
InterContinental Hotels Group (Australia) Pty Limited	Australia
InterContinental Hotels Group (Canada) Inc.	Canada
InterContinental Hotels Group (Espana) SA	Spain
InterContinental Hotels Group (Greater China) Limited	Hong Kong
InterContinental Hotels Group (Japan) Inc.	Tennessee
InterContinental Hotels Group (Japan) Inc. — Japan Branch	Japan
InterContinental Hotels Group (Management Services) Ltd	England
InterContinental Hotels Group (New Zealand) Limited	New Zealand
InterContinental Hotels Group (Shanghai) Ltd	China
InterContinental Hotels Group Customer Services Ltd.	England
InterContinental Hotels Group de Brasil Limitada	Brazil
InterContinental Hotels Group Finance (CI) Ltd.	Jersey
InterContinental Hotels Group Healthcare Trustee Ltd	England
InterContinental Hotels Group (India) Pvt. Ltd.	India
InterContinental Hotels Group Operating Corp.	USA
InterContinental Hotels Group PLC	England
InterContinental Hotels Group Resources Inc	Delaware, USA
InterContinental Hotels Group Resources Inc — Guam Branch	Guam
InterContinental Hotels Group Services Company	England
InterContinental Hotels Group Services Company — Spanish Branch	Spain
InterContinental Hotels Italia, SrL	Italy
InterContinental Hotels Limited	England
Intercontinental Hotels Management GmbH	Germany
InterContinental Hotels Nevada Corporation	Nevada
Inter-Continental Hotels of San Francisco Inc.	Delaware, USA
Inter-Continental Hotels Saudi Arabia Ltd.	Saudi Arabia

Name of Company	Country of Incorporation
Inter-Continental Management (Australia) Pty Limited	Australia
InterContinental Overseas Holding Corporation	Delaware, USA
InterContinental Overseas Holding Corporation - Azerbaijan Branch	Azerbaijan
InterContinental Overseas Holding Corporation — Bermuda Branch	Bermuda
InterContinental Overseas Holding Corporation — Czech Republic Branch	Czech Republic
InterContinental Overseas Holding Corporation — Egyptian Branch	Egypt
InterContinental Overseas Holding Corporation — Jamaican Branch	Jamaica
InterContinental Overseas Holding Corporation - Kazakhstan Branch	Kazakhstan
InterContinental Overseas Holding Corporation — Slovakia Branch	Slovakia
InterContinental Overseas Holding Corporation — Ukraine Branch	Ukraine
Inthotel SA	Spain
Kenya Hotel Properties Ltd.	Kenya
Kumul Hotels Ltd.	Papua New Guinea
Louisiana Acquisitions Corp.	Delaware, USA
Maya Baiduri Sdn Bhd	Malaysia
Mifala Holdings (Vanuatu) Ltd.	Vanuatu
Netherlands International Hotels BV	The Netherlands
Nuevas Fronteras S.A.	Argentina
Orbis Polish Travel Bureau, Inc.	New York, USA
Openworld Ltd	England
OSPR Pty Ltd.	Australia
Panacon	Louisiana, USA
Parkroyal Motor Hotels Pty Ltd.	Australia
Perseus Holding Corp.	Delaware, USA
Pershing Associates	District of Columbia
Pollstrong Limited	England
Powell Pine, Inc.	Delaware, USA
Premier Hotels (Christchurch) Ltd.	New Zealand
President Hotel & Tower Co Ltd.	Singapore
Priscilla Holiday of Texas, Inc.	Delaware, USA
PT Jakarta International Hotels & Development	Indonesia
PT SC Hotels & Resorts Indonesia	Indonesia
Resort Services International (Cayo Largo) L.P.	Georgia, USA
SC Cellars Ltd.	England
SC ESOP Trustee (Jersey) Ltd.	Jersey
England
SC Hotels & Resorts (Jamaica) Ltd	Jamaica
SC Hotels International Services, Inc.	Delaware, USA
SC Investment Minorities Ltd.	England
SC Investments Number 2 Ltd.	England
SC Investments Number 3 Ltd.	England

Name of Company	Country of Incorporation
SC Leisure Group Ltd.	England
SC Luxembourg Investments SARL	Luxembourg
SC NAS 2 Ltd.	England
SC NAS 3	England
SC QUEST Ltd	England
SC Racing Gibraltar	Gibraltar
SC Reservations (Philippines) Inc	Tennessee, USA
SC Reservations (Philippines) Inc — Philippines Branch	Phillippines
SC Trademarks Ltd.	England
SC Wine Bars Ltd.	England
SCH (Barbados) Ltd.	Barbados
SCH (China) Investments Ltd.	Hong Kong
SCH Insurance Company	Vermont, USA
SCH Minority Holdings LLC	Delaware, USA
SCHIL (Jamaica) Ltd	Jamaica
SCHIL Investment (Barbados) Ltd	Barbados
SCIH Branston 1	England
SCIH Branston 2	England
SCIH Branston 3	England
SFH Associates L.P.	California, USA
Six Continents Corporate Services	England
Six Continents Holdings Ltd.	England
Six Continents Hotels de Colombia SA	Colombia
Six Continents Hotels International Ltd.	England
Six Continents Hotels, Inc.	Delaware
Six Continents International Holdings BV	The Netherlands
Six Continents Investments Ltd.	England
Six Continents Limited (formerly PLC)	England
Six Continents Overseas Holdings Ltd.	England
Six Continents Restaurants Ltd.	England
SixCo Financing 1	England
SixCo Financing 2	England
SixCo North America, Inc.	Delaware
Soaltee Hotel Ltd.	Nepal
Societe des Grands Hotels du Liban	Lebanon
Societe des Hotels InterContinental France SNC	France
Societe Immobiliere Kinoise SZARL	Rep of Congo, Zaire
Societe Nouvelle du Grand Hotel SA	France
Southern Pacific Hotel Corp. (BVI) Ltd.	British Virgin Islands
Southern Pacific Hotel Corporation Sdn Bhd	Malaysia
Southern Pacific Hotels (Vanuatu) Ltd	Vanuatu
Southern Pacific Hotels Ltd.	Australia
Southern Pacific Hotels Properties Limited	British Virgin Islands
Southwick Ltd.	Cayman
SPHC (Asia) Limited	Hong Kong
SPHC (IP) Pty Ltd.	Australia

Name of Company	Country of Incorporation
SPHC Group Pty Ltd.	Australia
SPHC Management Ltd.	Papua New Guinea
SSABCO Ltd.	England
Tahiti Beachcomber SA	Tahiti
TAK How Investment Limited	Hong Kong
TH Management Ltd.	New Zealand
The GL Hotels Limited	India
The Hotel Clearing Corp.	Delaware, USA
THISCO	Delaware, USA
Tian An Hotels International Limited	Hong Kong
TLCI Limited	New Zealand/Cook Islands
Top of the Cross Pty Ltd.	Australia
TotRusUs (Russian Branch of HH Hotels (EMEA) BV	Russia
Travel Holdings (Australia) Pty Ltd.	Australia
Travlex Systems Pty Ltd.	Australia
Trifaith Investments Ltd.	British Virgin Islands
Union Leasing Company Ltd.	England
Universal de Hoteles SA	Colombia
Victoria Hotels (Christchurch) Ltd.	New Zealand
White Shield Insurance Company Ltd.	Gibraltar
Willard Associates	District of Columbia
World Trade left Montreal Hotel Corp.	Quebec, Ontario
Xenia Hotel Abwicklungs GmbH (in liquidation)	Austria
Yokohama Grand Intercontinental Hotel Co. Ltd.	Japan